Bank of America
**Banc of America Leasing & Capital, LLC**

Amendment Number 003
To Master Loan and Security Agreement No. 49660-70000

This Amendment Number 003 dated as of October 28, 2021 (this "Amendment"), to Master Loan and Security Agreement No. 49660-70000 dated as of March 25, 2020, as amended (the "Agreement"), between Banc of America Leasing & Capital, LLC ("Lender") and Ciner Wyoming LLC ("Borrower").

WITNESSETH:

WHEREAS, Lender and Borrower are parties to the Agreement; and

WHEREAS, Lender and Borrower desire to amend a certain provision of the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for the other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1. The second paragraph to Section 8 is hereby deleted in its entirety, and replaced with the following:

All covenants of Borrower that are based upon a specified level or ratio relating to assets, liabilities, indebtedness, rentals, net worth, cash flow, earnings, profitability, or any other accounting-based measurement or test, now or hereafter existing (collectively, the "Additional Covenants"), in that certain Credit Agreement dated as of October 28, 2021, by and among Borrower, Bank of America, N.A., et al, or in any replacement credit facility accepted in writing by Lender between Borrower and a United States national banking association or other financial institution (a "Bank Facility"), are hereby incorporated into and made a part of this Agreement (with such adjustments to defined terms as may be necessary to assure consistency) without modification or amendment unless specifically accepted and approved in writing by Lender. Borrower acknowledges and agrees that (i) the Additional Covenants in the form included in the existing Bank Facility shall be deemed to be permanently incorporated into this Agreement, and shall remain in effect for all purposes of this Agreement notwithstanding the cancellation or termination of a Bank Facility due to voluntary prepayment, payment at maturity, default or otherwise, unless a replacement credit facility with Additional Covenants has been accepted in writing by Lender in its sole discretion prior to the effective date of such cancellation or termination of such Bank Facility, and (ii) any waiver of any breach (or anticipated breach) of any Additional Covenant under the Bank Facility (by reason of amendment, forbearance or otherwise) shall not constitute a waiver of the corresponding default (or anticipated default) under this Agreement unless specifically agreed to in writing by Lender. Borrower hereby certifies that Lender has been furnished a true, correct and complete copy of all documentation concerning the existing Bank Facility, and further covenants and agrees to promptly provide Lender: (a) certified copies of true, correct and complete documentation of any other Bank Facility in effect from time to time, and any all proposed amendments and modifications to any Bank Facility; (b) notices of any event of default or other condition of non-compliance issued to Borrower in connection with a Bank Facility; (c) any certificates of compliance and supporting information and reports in the form required pursuant to a Bank Facility as they pertain to the Additional Covenants, and shall continue to provide the same to Lender notwithstanding the cancellation or other termination of such Bank Facility for so long as any Obligations owing to Lender remain outstanding in connection with this Agreement; and (d) prior written notice of the cancellation or termination of a Bank Facility for any reason. Borrower further acknowledges and agrees that any event of default under a Bank Facility shall constitute an Event of Default under this Agreement.

2. Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed. Capitalized terms not otherwise defined herein shall have the meanings ascribed them in the Agreement.

IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

| **Banc of America Leasing & Capital, LLC (Lender)** | **Ciner Wyoming LLC (Borrower)** |
|---|---|
| By: [signature] | By: [signature] |
| Printed Name: Alison R Hook | Printed Name: Oguz Erkan |
| Title: Senior Vice President | Title: President |